Exhibit 99.2

 June 10, 2025  Topline Results of Phase 2b Study of TPIP in PAH Patients  TPIP: Treprostinil Palmitil Inhalation Powder | PAH: pulmonary arterial hypertension

 Forward Looking Statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: the risk that the full data set from the TPIP PAH study or data generated in further clinical trials of TPIP will not be consistent with the topline results of the TPIP PAH study; failure to successfully conduct future clinical trials for TPIP, such as the Company’s planned Phase 3 program for TPIP, including due to the Company's potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval, among other things; development of unexpected safety or efficacy concerns related to TPIP; failure of third parties on which the Company is dependent to manufacture sufficient quantities of TPIP for clinical needs, to conduct the Company's clinical trials, or to comply with the Company's agreements or laws and regulations that impact the Company's business or agreements with the Company; failure to obtain regulatory approval for TPIP; inaccuracies in the Company's estimates of the size of the potential markets for TPIP or in data the Company has used to identify physicians; expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates, if TPIP is approved; inability of the Company or the Company's third-party manufacturers to comply with regulatory requirements related to TPIP; the Company's inability to obtain adequate reimbursement from government or third-party payors for TPIP or acceptable prices for TPIP, if approved; restrictions or other obligations imposed on us by agreements related to TPIP and failure to comply with our obligations under such agreements; risks that the Company's clinical studies will be delayed or that serious side effects will be identified during drug development; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; and the cost and potential reputational damage resulting from litigation to which the Company may become a party, including product liability claims.   The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent Company filings with the Securities and Exchange Commission (SEC).  The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.  Additional Disclaimers: Please be aware that TPIP is an investigational product that has not been approved for sale or found safe or effective by the FDA or any regulatory authority. This presentation is not a promotion or advertisement of TPIP. Insmed is a registered trademark of Insmed Incorporated.   TPIP: Treprostinil Palmitil Inhalation Powder | PAH: pulmonary arterial hypertension

 Opening Remarks  Study Results  Closing Remarks  Q&A Session  5  7-16  17  18  Slides  Will Lewis  Chair & CEO  Agenda  Speakers  Gene Sullivan  Chief Product Strategy Officer

 Opening Remarks  Will Lewis | Chair & CEO

 Phase 2b Study of TPIP for PAH is a Clear Success  TPIP: Treprostinil Palmitil Inhalation Powder | PAH: pulmonary arterial hypertension | PVR: pulmonary vascular resistance  6MWD: six-minute walk distance | * Statistically significant at Week 16  35%* placebo-adjusted PVR reduction from baseline   35.5-meter placebo-adjusted 6MWD improvement from baseline  Efficacy endpoints measured ~24-hours after prior dose; included milder, heavily pre-treated patients  Results illustrate a competitive efficacy and safety profile achieved with a once-daily therapy

 Study Results  Gene Sullivan| Chief Product Strategy Officer

 TPIP Designed with the Patient Experience in Mind  Challenges of Conventional Prostanoids  Rapid systemic metabolism   Systemic & local adverse effects   Short duration in the lung post-inhalation  Available inhaled treprostinils require 4-times per day dosing  Potential Advantages of TPIP  Inert formula limits adverse airway effects   Local delivery minimizes systemic exposure  Slow release of active drug enables high, consistent treprostinil concentration in lungs  Once-daily DPI formula promotes adherence  Treprostinil   Palmitil  16-Carbon Chain  Treprostinil  C16-OH  Lung Esterases  TPIP: Treprostinil Palmitil Inhalation Powder

TPIP Designed to Provide **Long-Acting Vasodilation** with **Once-Daily** Administration

Randomized, Double-Blind, Multi-Center, Placebo-Controlled Phase 2b PAH Study



4 weeks
Treatment period
16 weeks
4 weeks
3-week titration period; last dose increase at Week 5 visit
Steady-state period
102 patients randomized
Screening
2:1
active : placebo
TPIP 80-640 µg
inhalation capsules once daily
Placebo
inhalation capsules once daily
Follow-up
Baseline
End of Treatment
Primary Analysis
End of Study

Primary Analysis: Data Included in this Presentation

Primary Endpoint

- Change from baseline in pulmonary vascular resistance (PVR)*

Secondary Endpoints

- Change from baseline in exercise capacity (6MWD)*
- Change from baseline in biomarkers of cardiac stress (NT-proBNP)*

Exploratory Endpoints

- Proportion of patients that improved WHO Functional Class
- Change from baseline Cardiac Index (CI)*

Additional data to be presented at future medical meetings

insmed

TPIP: Treprostinil Palmitil Inhalation Powder | PAH: pulmonary arterial hypertension | 6MWD: 6-minute walk distance | WHO: World Health Organization | CI: Cardiac Index | * Measured approximately 24 hours after prior dose

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 TPIP: Treprostinil Palmitil Inhalation Powder | PAH: pulmonary arterial hypertension | BMI: Body Mass Index | WHO: World Health Organization | PVR: Pulmonary Vascular Resistance | 6MWD: 6-minute walk distance | * Stratification factor | ** All patients were on at least one stable background medication   TPIP (N=69)  Placebo (N=33)  Total (N=102)  Age: Mean, years (SD)  Age < 65 years, % (n)  Adverse Events (%)  48.1 (15.00)  75.4 (52)  46.9 (15.22)  87.9 (29)  47.7 (15.00)  79.4 (81)  Sex: Female, % (n)  84.1 (58)  78.8 (26)  82.4 (84)  BMI: Mean, kg/m2 (SD)  26.746 (4.8690)  27.050 (4.8296)  26.844 (4.8344)  Geographic Region, % (n)  USA  Europe  Japan  Rest of the World  Adverse Events (%)  13.0 (9)  37.7 (26)  11.6 (8)  37.7(26)  9.1 (3)  33.3 (11)  6.1 (2)  51.5 (17)  11.8 (12)  36.3 (37)  9.8 (10)  42.2(43)  WHO Functional Class*, % (n)  Class II  Class III  Serious Adverse Events (%)  65.2 (45)  34.8 (24)  66.7 (22)  33.3 (11)  65.7 (67)  34.3 (35)  Number of Baseline PAH Medications*, % (n)  0 or 1**  2  Serious Adverse Events (%)  23.2 (16)  76.8 (53)  12.1 (4)  87.9 (29)  19.6 (20)  80.4 (82)  PAH Subtype, % (n)  Idiopathic  Heritable  Connective Tissue Disease-Associated  Congenital Heart Disease-Related  72.5 (50)  4.3 (3)  21.7 (15)  1.4 (1)  69.7 (23)  6.1 (2)  21.2 (7)  3.0 (1)  71.6 (73)  4.9 (5)  21.6 (22)  2.0 (2)  Pulmonary Vascular Resistance  Mean PVR, Wood Units (SD)   Mean PVR, dyn.s.cm-5 (SD)   9.588 (5.0072)   751.33 (401.421)   11.069 (5.9400)   856.83 (464.290)  10.067 (5.3427)  785.46 (423.376)  6-Minute Walk Distance  Mean 6MWD, meters (SD)  348.48 (79.791)  371.06 (60.571)  355.78 (74.576)  Baseline Characteristics Reasonably Well-Balanced Across Study Arms

 TPIP: Treprostinil Palmitil Inhalation Powder | OLE: Open label extension | * Dose level achieved at end of dosing interval (Week 5 visit)  TPIP (N=69)  Placebo (N=33)  Total (N=102)  Dose Titration, % (n)*  Titrated to at least 480 μg  Titrated to max dose of 640 μg  84.1 (58)  75.4 (52)  84.8 (28)   81.8 (27)  Participants Completed the Study, % (n)  Completed  Discontinued  Reason for Discontinuation:  Adverse Event  Physician Decision  Withdrawal of Subject  Adverse Events (%)  89.9 (62)  10.1 (7)  5.8 (4)  1.4 (1)  2.9 (2)  100.0 (33)  0   0   0   0   93.1 (95)  6.9 (7)  3.9 (4)  1.0 (1)  2.0 (2)  TPIP Generally Well-Tolerated with a Low Discontinuation Rate  75%  90%  Reached study max dose of 640 μg  Completed the 16-week study  TPIP   Participants  95% of the 95 patients that completed   the trial have enrolled in the OLE study  OLE patients may titrate   up to a max daily dose of 1,280 μg

 TPIP: Treprostinil Palmitil Inhalation Powder | PVR: Pulmonary Vascular Resistance | LS: Least Squares | WHO: World Health Organization | * Statistically significant at Week 16  † Analysis performed using an ANCOVA model, adjusting for treatment group, baseline pulmonary vascular resistance (PVR), and randomization stratification factors. The model was applied to log-transformed PVR values, which were then back-transformed to the original scale.  TPIP (N=69)  Placebo (N=33)  Week 16  n  Week 16  n  Primary Endpoint  Pulmonary Vascular Resistance  PVR at Baseline:  Mean PVR, Wood Units (SD)  PVR at Week 16:  Mean PVR, Wood Units  LS Mean Ratio to Baseline†  Placebo-Adjusted Mean Ratio to Baseline PVR†:   Ratio of LS Mean Ratio to Baseline  [95% Confidence Interval]  P-value  9.588 (5.0072)  6.218  0.63  0.65  [0.54, 0.79]  <0.001  69  62  69  11.069 (5.9400)  10.019  0.97  33  33  33  PVR: Highly Statistically Significant Primary Endpoint Achieved with Once-Daily Therapy (P<0.001*)  Results showcase strong treatment effect when evaluated   ~24-hours after prior dose was administered  35%  Placebo-Adjusted   Reduction in PVR†   at Week 16  *

 TPIP (N=69)  Placebo (N=33)  Week 16  n  Week 16  n  Secondary Endpoint  6-Minute Walk Distance  6MWD at Baseline (m):  Mean (SD)  6MWD at Week 16 (m):  Mean (SD)  Absolute Change from Baseline 6MWD (m):  Mean (SD)  Median  Placebo-Adjusted Improvement from Baseline 6MWD† (m):  [95% Confidence Interval]  P-value*  Adverse Events (%)  348.48 (79.791)  405.13 (98.497)  49.71 (66.197)  41.50  35.49  [11.23, 60.73]  0.003  69  61  61  69  371.06 (60.571)  382.61 (91.148)  11.55 (65.167)  20.50  33  33  33  Exercise Capacity: TPIP Showed a Clear Improvement in 6MWD (P=0.003*)  TPIP: Treprostinil Palmitil Inhalation Powder | 6MWD: 6-minute walk distance | * Nominal p-value not adjusted for multiplicity  † Covariate-adjusted estimate of location shift. Analysis performed using a rank ANCOVA model, adjusting for treatment group, baseline 6-minute walk distance (6MWD), and randomization stratification factors  Placebo-Adjusted   Improvement in 6MWD †  at Week 16  All Efficacy Endpoints Measured ~24 Hours After Dose  +35.5  meters

Cardiac Stress: TPIP Showed a Meaningful Reduction in NT-proBNP (P<0.001*)

	TPIP (N=69)		Placebo (N=33)	
	Week 16	**n**	**Week 16**	**n**
Secondary Endpoint				
NT-proBNP Concentration				
Concentration at Baseline (pg/mL): Mean	785.58	69	798.91	33
Concentration at Week 16 (pg/mL): Mean	342.40	62	1180.14	33
LS Mean Ratio to Baseline† (pg/mL)	0.48	67	1.22	33
Placebo-Adjusted Mean Ratio to Baseline NT-proBNP†: Ratio of LS Mean Ratio to Baseline [95% Confidence Interval] P-value*	0.40 [0.27, 0.59] <0.001			

All Efficacy Endpoints
Measured ~24 Hours After Dose

60%

Placebo-Adjusted Reduction in NT-proBNP Concentrations† at Week 16

insmed

TPIP: Treprostinil Palmitil Inhalation Powder | NT-proBNP: N-terminal pro b-type natriuretic peptide; a biomarker of cardiac stress | LS: Least Squares | * Nominal p-value not adjusted for multiplicity
† Analysis performed using a repeated measures mixed model, adjusting for treatment group, baseline NT-proBNP, randomization stratification factors, visit and treatment-by-visit interaction. The model was applied to log-transformed NT-proBNP values, which were then back-transformed to the original scale.

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Represents at Least One   Functional Class Improvement   30%  TPIP  15%  Placebo  vs.  FC Improvement  Week 16 vs. Baseline  TPIP: Treprostinil Palmitil Inhalation Powder | FC: Functional Class | * Includes at least one functional class improvement achieved at Week 16 | ** Nominal p-value not adjusted for multiplicity † Analysis performed using Cochran-Mantel-Haenszel (CMH) test, stratified by randomization factors.   TPIP (N=69)  Placebo (N=33)  Week 16  n  Week 16  n  Exploratory Endpoint  WHO Functional Class Shift, %  FC Improvement* at Week 16:  FC II Improvement to FC I  FC III Improvement to FC II or FC I:  Improvement to FC II  Improvement to FC I  Odds Ratio for TPIP vs. Placebo†:  [95% Confidence Interval]  P-value**  Adverse Events (%)  30.4   13.0  17.4  15.9  1.4  2.566  [0.834, 7.890]  0.098  21  9  12  11  1  15.2   6.1  9.1  9.1  0  5  2  3  3  0  WHO Functional Class: More Patients on TPIP Achieved an Improvement in Functional Class

 TPIP=Treprostinil Palmitil Inhalation Powder | LS: Least Squares | CI: Cardiac Index | † Analysis performed using an ANCOVA model, adjusting for treatment group, baseline cardiac index, and randomization stratification factors. The model was applied to log-transformed cardiac index values, which were then back-transformed to the original scale.  * Nominal p-value not adjusted for multiplicity     Cardiac Index: TPIP Showed an Increase Compared to Placebo (P=0.006*)  TPIP (N=69)  Placebo (N=33)  Week 16  n  Week 16  n  Exploratory Endpoint  Cardiac Index, L/min/m2  Cardiac Index at Baseline:  Mean  Cardiac Index at Week 16:  Mean  LS Mean Ratio to Baseline†  Placebo-Adjusted Mean Ratio to Baseline Cardiac Index†:  Ratio of LS Mean Ratio to Baseline   [95% Confidence Interval]  P-value*  Adverse Events (%)  2.641  3.070   1.12  1.15  [1.04, 1.27]  0.006  69  62  69  2.691  2.777  0.98  33  33  33  Increase in CI Achieved   vs. Placebo at Week 16  15%  TPIP   Cardiac Index

 TPIP=Treprostinil Palmitil Inhalation Powder | TEAE: Treatment Emergent Adverse Event | * TEAEs that occurred in >5% of the treatment group and were elevated compared to placebo group  Safety: Most Common TPIP TEAEs were Consistent with Known Profile of Inhaled Treprostinil  TPIP (N=69)  Placebo (N=33)  Week 16  n  Week 16  n  Safety  TEAEs, %  Any TEAE  Serious TEAE  Severe TEAE  TEAE Leading to Treatment Discontinuation  Death  88.4  7.2  5.8  5.8  0  61  5  4  4  0  75.8  3.0  3.0  0  0  25  1  1  0  0  Most Common TEAEs Reported, %*  Cough  Headache  Fatigue  Chest Discomfort  Flushing  Upper Respiratory Tract Infection  Non-Cardiac Chest Pain  Adverse Events (%)  40.6  31.9  10.1  8.7  8.7  7.2  5.8  28  22  7  6  6  5  4  21.2  15.2  3.0  0  3.0  3.0  3.0  7  5  1  0  1  1  1  Cough Severity, %  Cough:  Mild  Moderate  Cough Leading to Treatment Discontinuation (Moderate)  40.6  34.8  5.8  1.4  28  24  4  1  21.2  18.2  3.0  0  7  6  1  0  All cough incidences   were reported as   mild or moderate     >85% of cough incidences were reported as mild  TPIP  Incidence   of Cough

 Closing Remarks  Goal of TPIP: once-daily therapy that combines the continuity of parenteral treatment with the localization and convenience of inhaled therapy  Results reinforce the promise of TPIP as a potential prostanoid of choice  Plan to advance TPIP to Phase 3 before the end of 2025 for PH-ILD and in early 2026 for PAH  Potential to realize stronger efficacy with a longer titration window and a higher maximum dose in future Phase 3 studies  TPIP=Treprostinil Palmitil Inhalation Powder | PAH: Pulmonary Arterial Hypertension | PH-ILD: Pulmonary Hypertension due to Interstitial Lung Disease

 Q&A Session  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Martina Flammer  Chief Medical Officer  Gene Sullivan  Chief Product Strategy Officer  Thank you to the patients and investigators who participated in this study!